UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 22, 2007

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

4440 Rosewood Drive, Pleasanton, California, 94588-3050
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROSS STORES, INC.	4440 Rosewood Drive, Pleasanton, California 94588-3050	(925) 965-4400

Item 2.02 Results of Operations and Financial Condition.

On August 22, 2007, the Company issued a press release regarding the Company’s financial results for its fiscal quarter ended August 4, 2007. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

             (c) Exhibits.

Exhibit
No.	Description

99.1	August 22, 2007 Press Release by Ross Stores, Inc.*

*Pursuant to Item 2.02 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2007

ROSS STORES, INC.
Registrant

By:	/s/J. Call
John G. Call
Senior Vice President, Chief Financial Officer, Principal
Accounting Officer and Corporate Secretary